                                                                    EXHIBIT 25.2


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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                ______________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

                 _____________________________________________

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


NEW YORK                                                            13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                       10017
(Address of principal executive offices)                            (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

              __________________________________________________
                           PROVIDENT COMPANIES, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                                            62-1598430
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification No.)


1 FOUNTAIN SQUARE
CHATTANOOGA, TN                                                          37402
(Address of principal executive offices)                            (Zip Code)

              __________________________________________________
                         SUBORDINATED DEBT SECURITIES
                      (Title of the indenture securities)

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


                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5.   Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.


                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18TH day of MARCH, 1997.

                                        THE CHASE MANHATTAN BANK


                                        By /s/Charles J. Heinzelmann
                                           --------------------------------
                                              Charles J. Heinzelmann
                                              Vice President

                             Exhibit 7 to Form T-1

                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business December 31, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            DOLLAR AMOUNTS
                       ASSETS                                 IN MILLIONS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin..................................           $ 11,509
    Interest-bearing balances..........................              8,457
Securities: ...........................................
Held to maturity securities............................              3,128
Available for sale securities..........................             40,534
Federal Funds sold and securities purchased under
    agreements to resell in domestic offices of the
    bank and of its Edge and Agreement subsidiaries,
    and in IBFs:
    Federal funds sold.................................              9,222
    Securities purchased under agreements to resell....                422
Loans and lease financing receivables:
    Loans and leases, net of unearned income     $133,935
    Less: Allowance for loan and lease losses       2,789
    Less: Allocated transfer risk reserve.....         16
                                                 --------
    Loans and leases, net of unearned income,
    allowance, and reserve.............................            131,130
Trading Assets.........................................             49,876
Premises and fixed assets (including capitalized
    leases)............................................              2,877
Other real estate owned................................                290
Investments in unconsolidated subsidiaries and
    associated companies...............................                124
Customer's liability to this bank on acceptances
    outstanding........................................              2,313
Intangible assets......................................              1,316
Other assets...........................................             11,231
                                                                    ------

TOTAL ASSETS                                                      $272,429
                                                                 =========

                                  LIABILITIES
Deposits
     In domestic offices..................................       $87,006
     Noninterest-bearing...........................$35,783
     Interest-bearing.............................. 51,223
                                                    ------
     In foreign offices, Edge and Agreement subsidiaries,
     and IBF's............................................        73,206
     Noninterest-bearing...........................$ 4,347
     Interest-bearing.............................. 68,859

Federal funds purchased and securities sold under agree-
ments to repurchase in domestic offices of the bank and
     of its Edge and Agreement subsidiaries, and in IBF's
     Federal funds purchased..............................        14,980
     Securities sold under agreements to repurchase.......        10,125
Demand notes issued to the U.S. Treasury..................         1,867
Trading liabilities.......................................        34,783
Other Borrowed money:
     With a remaining maturity of one year or less........        14,639
     With a remaining maturity of more than one year......           425
Mortgage indebtedness and obligations under capitalized
     leases...............................................            40
Bank's liability on acceptance executed and outstanding...         2,267
Subordinated notes and debentures.........................         5,471
Other liabilities.........................................        11,343

TOTAL LIABILITIES.........................................       265,152
                                                                 -------

Limited-Life Preferred stock and related surplus                     550

                                EQUITY CAPITAL

Common stock..............................................         1,251
Surplus...................................................        10,243
Undivided profits and capital reverses....................         4,526
Net unrealized holding gains (Losses)
on available-for-sale securities..........................          (309)
Cumulative foreign currency translation adjustments.......            16

TOTAL EQUITY CAPITAL......................................        15,727
                                                                --------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
     STOCK AND EQUITY CAPITAL.............................      $272,429
                                                                ========

I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                           JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                           WALTER V. SHIPLEY     )
                                           EDWARD D. MILLER      )DIRECTORS
                                           THOMAS G. LABRECQUE   )

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